SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2004

RESPIRONICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-16723	25-1304989

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1010 Murry Ridge Lane Murrysville, Pennsylvania		15668-8525

(Address of Principal Executive Offices)		(Zip Code)

724-387-5200

(Registrant’s telephone number, including area code)

Item 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
INDEX TO EXHIBITS

Item 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 4, 2004, Respironics, Inc. issued a press release announcing that it has acquired 100 percent of the outstanding capital stock of Western Biomedical Technologies (WBT), an Ireland-based company, which owns 100 percent of the outstanding capital stock of Caradyne Limited (Caradyne), also an Ireland-based company. In that press release, Respironics, Inc. also reported that it will not be changing its financial outlook or guidance for fiscal year 2004. A copy of the press release is attached hereto as Exhibit 99.

Exhibits

99	Press release, dated March 4, 2004, issued by Respironics, Inc.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPIRONICS, INC.

By:	/s/ Daniel J. Bevevino

Daniel J. Bevevino
Vice President, and Chief Financial and
Principal Accounting Officer

Dated: March 4, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description

99	Press release, dated March 4, 2004, issued by Respironics, Inc.

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